Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2018

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

May 2, 2018

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

This quarterly financial supplement reflects, for all periods presented, a modified retrospective adoption of ASU 2016-01 (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities. This ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income.

In the first quarter of 2018, the Company eliminated the one-month reporting lag for balance sheet and results of operations of Gibraltar Life Insurance Company, Ltd. (“Gibraltar Life”) consolidated operations. This elimination resulted in an increase in “Other equity” of approximately $167 million for all periods presented. The elimination did not have a material impact on the Company’s results of operations for any period presented. In addition, 2017 sales results now reflect January 1, 2017 through December 31, 2017 activity for comparability to 2018.

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2017				2018
2018	2017	Change		1Q	2Q	3Q	4Q	1Q
			Pre-tax adjusted operating income (loss) by division:
555	586	-5%	U.S. Individual Solutions Division	586	55	727	639	555
372	431	-14%	U.S. Workplace Solutions Division	431	444	309	313	372
232	196	18%	Investment Management Division	196	218	259	306	232
856	799	7%	International Insurance Division	799	823	799	777	856
(294)	(352)	16%	Corporate and other operations	(352)	(312)	(310)	(463)	(294)

1,721	1,660	4%	Total pre-tax adjusted operating income	1,660	1,228	1,784	1,572	1,721
381	423	-10%	Income taxes, applicable to adjusted operating income	423	309	461	399	381

1,340	1,237	8%	After-tax adjusted operating income	1,237	919	1,323	1,173	1,340

			Reconciling items:
64	38	68%	Realized investment gains (losses), net, and related charges and adjustments	38	(679)	1,164	(581)	64
(403)	44	-1016%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	44	201	85	6	(403)
418	(12)	3583%	Change in experience-rated contractholder liabilities due to asset value changes	(12)	(145)	(31)	37	418
			Divested businesses:
(9)	34	-126%	Closed Block Division	34	(18)	33	(4)	(9)
(72)	6	-1300%	Other divested businesses	6	35	10	(13)	(72)
(26)	(28)	7%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(28)	(14)	(24)	99	(26)

(28)	82	-134%	Total reconciling items, before income taxes	82	(620)	1,237	(456)	(28)
(29)	(28)	-4%	Income taxes, not applicable to adjusted operating income	(28)	(184)	339	(3,157)	(29)

1	110	-99%	Total reconciling items, after income taxes	110	(436)	898	2,701	1

1,341	1,347	0%	Income (after-tax) before equity in earnings of operating joint ventures	1,347	483	2,221	3,874	1,341
22	22	0%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	22	8	17	(109)	22

1,363	1,369	0%	Income attributable to Prudential Financial, Inc.	1,369	491	2,238	3,765	1,363
1	3	-67%	Earnings attributable to noncontrolling interests	3	5	3	100	1

1,364	1,372	-1%	Net income	1,372	496	2,241	3,865	1,364
1	3	-67%	Less: Income attributable to noncontrolling interests	3	5	3	100	1

1,363	1,369	0%	Net income attributable to Prudential Financial, Inc.	1,369	491	2,238	3,765	1,363

13.7%	14.1%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	14.1%	10.4%	14.7%	12.5%	13.7%

(1)	Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement and certain deferred taxes as described on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (2) (based on net income) is 10.3%, 28.7%, 18.1%, 4.1%, and 11.8% for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.
(2)	Prior period amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted):
3.08	2.79	After-tax adjusted operating income	2.79	2.09	3.01	2.69	3.08
		Reconciling items:
0.15	0.09	Realized investment gains (losses), net, and related charges and adjustments	0.09	(1.55)	2.68	(1.34)	0.15
(0.94)	0.10	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	0.10	0.46	0.20	0.01	(0.94)
0.97	(0.03)	Change in experience-rated contractholder liabilities due to asset value changes	(0.03)	(0.33)	(0.07)	0.09	0.97
		Divested businesses:
(0.02)	0.08	Closed Block Division	0.08	(0.04)	0.08	(0.01)	(0.02)
(0.17)	0.01	Other divested businesses	0.01	0.08	0.02	(0.03)	(0.17)
—	—	Difference in earnings allocated to participating unvested share-based payment awards	—	0.01	(0.03)	(0.07)	—

(0.01)	0.25	Total reconciling items, before income taxes	0.25	(1.37)	2.88	(1.35)	(0.01)
(0.07)	(0.05)	Income taxes, not applicable to adjusted operating income	(0.05)	(0.40)	0.80	(7.27)	(0.07)

0.06	0.30	Total reconciling items, after income taxes	0.30	(0.97)	2.08	5.92	0.06

3.14	3.09	Net income attributable to Prudential Financial, Inc.	3.09	1.12	5.09	8.61	3.14

422.0	429.9	Weighted average number of outstanding Common shares (basic)	429.9	428.3	426.2	423.7	422.0
430.9	439.1	Weighted average number of outstanding Common shares (diluted)	439.1	437.2	435.0	432.7	430.9

5	4	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation

16	15	After-tax adjusted operating income	15	11	16	14	16
16	16	Net income	16	7	27	44	16

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,415	1,779	2,358	1,380	1,383
		Long-term debt	12,074	11,806	10,532	10,550	11,516
		Junior Subordinated Long-Term Debt	5,819	5,820	6,621	6,622	6,627

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income (2)	46,951	48,611	50,540	54,236	51,830
		Excluding accumulated other comprehensive income (2)(3)	32,308	32,249	33,942	37,162	37,069
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(3,060)	(2,889)	(2,758)	(969)	(2,892)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)	35,368	35,138	36,700	38,131	39,961

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (2)(6)	107.46	111.73	116.70	125.63	120.99
		Excluding accumulated other comprehensive income (2)(3)(6)	74.13	74.34	78.64	86.44	86.86
		Amount included above for remeasurement of foreign currency and certain deferred taxes (4)(5)	(7.02)	(6.66)	(6.39)	(2.23)	(6.69)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (2)(4)(5)(6)	81.15	81.00	85.03	88.67	93.55

		Number of diluted shares at end of period (6)	435.8	433.8	431.6	435.7	432.5

		Common Stock Price Range (based on closing price):
126.02	113.82	High	113.82	109.13	115.23	117.15	126.02
100.64	103.92	Low	103.92	102.92	98.65	107.28	100.64
103.55	106.68	Close	106.68	108.14	106.32	114.98	103.55

		Common Stock market capitalization (1)	45,798	46,176	45,154	48,591	43,595

(1)	As of end of period.
(2)	Prior period amounts have been revised resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(5)	Includes $1,678 million impact reported in net income for the fourth quarter of 2017 from the remeasurement of deferred tax assets and liabilities originally established through accumulated other comprehensive income, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017.
(6)	As of the first quarter of 2018 and the fourth quarter of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $85.00 (equivalent to an additional 5.88 million in diluted shares and an increase of $500 million in equity). As of the first, second and third quarters of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $86.92 (equivalent to an additional 5.75 million in diluted shares and an increase of $500 million in equity). See page 37 for more information.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

OPERATIONS HIGHLIGHTS

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1)(2):
		Assets Under Management:
		Investment Management Division:
		Institutional customers	445.2	461.2	478.3	489.5	489.6
		Retail customers	217.6	231.2	239.9	245.6	246.2
		General account	406.1	412.3	415.7	420.2	420.0

		Total Investment Management Division	1,068.9	1,104.7	1,133.9	1,155.3	1,155.8
		U.S. Individual Solutions Division	119.1	114.4	116.7	119.8	115.7
		U.S. Workplace Solutions Division	84.3	85.8	86.9	88.5	86.2
		International Insurance Division	26.5	28.7	28.7	30.0	30.8

		Total assets under management	1,298.8	1,333.6	1,366.2	1,393.6	1,388.5
		Client assets under administration	185.2	188.3	202.4	213.6	218.4

		Total assets under management and administration	1,484.0	1,521.9	1,568.6	1,607.2	1,606.9

		Assets managed or administered for customers outside of the United States at end of period	326.6	341.1	350.5	358.0	373.3

		Distribution Representatives (1):
		Prudential Advisors	2,922	2,921	2,937	2,882	2,958
		International Life Planners	7,819	7,735	7,831	7,831	7,771
		Gibraltar Life Consultants	8,752	8,509	8,327	8,326	8,137

52	47	Prudential Advisor productivity ($ thousands)	47	51	53	72	52

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2017				2018
2018	2017	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
6,638	5,774	15%	Premiums	5,774	7,557	7,111	8,720	6,638
1,575	1,555	1%	Policy charges and fee income	1,555	794	1,565	1,604	1,575
3,337	3,354	-1%	Net investment income	3,354	3,335	3,345	3,465	3,337
1,325	1,324	0%	Asset management fees, commissions and other income	1,324	1,342	1,340	1,461	1,325

12,875	12,007	7%	Total revenues	12,007	13,028	13,361	15,250	12,875

			Benefits and Expenses (1):
6,853	6,146	12%	Insurance and annuity benefits	6,146	7,386	7,376	9,163	6,853
911	920	-1%	Interest credited to policyholders’ account balances	920	953	927	929	911
340	322	6%	Interest expense	322	326	330	344	340
(718)	(724)	1%	Deferral of acquisition costs	(724)	(755)	(653)	(686)	(718)
530	481	10%	Amortization of acquisition costs	481	662	470	480	530
3,238	3,202	1%	General and administrative expenses	3,202	3,228	3,127	3,448	3,238

11,154	10,347	8%	Total benefits and expenses	10,347	11,800	11,577	13,678	11,154

1,721	1,660	4%	Adjusted operating income before income taxes	1,660	1,228	1,784	1,572	1,721

			Reconciling items:
87	(66)	232%	Realized investment gains (losses), net, and related adjustments	(66)	(1,377)	1,395	(554)	87
(23)	104	-122%	Related charges	104	698	(231)	(27)	(23)

64	38	68%	Total realized investment gains (losses), net, and related charges and adjustments	38	(679)	1,164	(581)	64

(403)	44	-1016%	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	44	201	85	6	(403)
418	(12)	3583%	Change in experience-rated contractholder liabilities due to asset value changes	(12)	(145)	(31)	37	418
			Divested businesses:
(9)	34	-126%	Closed Block Division	34	(18)	33	(4)	(9)
(72)	6	-1300%	Other divested businesses	6	35	10	(13)	(72)
(26)	(28)	7%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(28)	(14)	(24)	99	(26)

(28)	82	-134%	Total reconciling items, before income taxes	82	(620)	1,237	(456)	(28)

1,693	1,742	-3%	Income before income taxes and equity in earnings of operating joint ventures	1,742	608	3,021	1,116	1,693
352	395	-11%	Income tax expense (benefit)	395	125	800	(2,758)	352

1,341	1,347	0%	Income before equity in earnings of operating joint ventures	1,347	483	2,221	3,874	1,341

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests. See pages 35 and 36 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Three Months Ended March 31, 2018
	Total	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	6,638	267	1,838	—	4,541	(8)
Policy charges and fee income	1,575	1,245	200	—	143	(13)
Net investment income	3,337	657	1,238	17	1,301	124
Asset management fees, commissions and other income	1,325	508	229	809	55	(276)

Total revenues	12,875	2,677	3,505	826	6,040	(173)

Benefits and Expenses (1):
Insurance and annuity benefits	6,853	735	2,212	—	3,915	(9)
Interest credited to policyholders’ account balances	911	265	408	—	238	—
Interest expense	340	186	8	9	4	133
Deferral of acquisition costs	(718)	(249)	(5)	(2)	(475)	13
Amortization of acquisition costs	530	202	5	2	331	(10)
General and administrative expenses	3,238	983	505	585	1,171	(6)

Total benefits and expenses	11,154	2,122	3,133	594	5,184	121

Adjusted operating income (loss) before income taxes	1,721	555	372	232	856	(294)

	Three Months Ended March 31, 2017
	Total	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,774	255	1,564	—	3,962	(7)
Policy charges and fee income	1,555	1,232	202	—	134	(13)
Net investment income	3,354	672	1,313	32	1,205	132
Asset management fees, commissions and other income	1,324	501	241	724	108	(250)

Total revenues	12,007	2,660	3,320	756	5,409	(138)

Benefits and Expenses (1):
Insurance and annuity benefits	6,146	730	1,982	—	3,433	1
Interest credited to policyholders’ account balances	920	263	431	—	226	—
Interest expense	322	170	7	5	3	137
Deferral of acquisition costs	(724)	(262)	(7)	(2)	(465)	12
Amortization of acquisition costs	481	199	5	4	285	(12)
General and administrative expenses	3,202	974	471	553	1,128	76

Total benefits and expenses	10,347	2,074	2,889	560	4,610	214

Adjusted operating income (loss) before income taxes	1,660	586	431	196	799	(352)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

CONSOLIDATED BALANCE SHEETS

(in millions)

	03/31/2017	06/30/2017	09/30/2017	12/31/2017	03/31/2018

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $300,437; $303,287; $307,527; $312,385; $319,180)	328,717	335,254	340,100	346,780	347,630
Fixed maturities, held-to-maturity, at amortized cost (fair value $2,552; $2,516; $2,475; $2,430; $2,511)	2,166	2,123	2,084	2,049	2,120
Fixed maturities, trading, at fair value (amortized cost $3,882; $3,893; $3,379; $3,509; $2,852) (1)	3,731	3,814	3,340	3,507	2,885
Assets supporting experience-rated contractholder liabilities, at fair value	21,820	22,073	22,126	22,097	21,637
Equity securities, at fair value (cost $8,412; $8,413; $8,116; $5,154; $5,382) (1)	11,212	11,235	10,854	7,329	7,289
Commercial mortgage and other loans	53,660	54,915	55,373	56,045	58,098
Policy loans	11,893	11,719	11,765	11,891	12,036
Other invested assets (1)	12,487	13,626	13,714	13,373	14,044
Short-term investments (1)	5,201	3,642	5,535	6,800	5,752

Total investments	450,887	458,401	464,891	469,871	471,491
Cash and cash equivalents	13,308	16,605	14,541	14,490	15,676
Accrued investment income	3,231	3,228	3,278	3,325	3,169
Deferred policy acquisition costs	18,197	18,715	18,724	18,992	19,649
Value of business acquired	2,266	1,897	1,817	1,591	1,995
Other assets (3)	15,886	16,526	16,985	17,250	17,112
Separate account assets	293,805	297,433	301,110	306,617	300,585

Total assets	797,580	812,805	821,346	832,136	829,677

Liabilities:
Future policy benefits	244,705	250,706	252,339	257,317	261,144
Policyholders’ account balances	147,026	147,554	148,342	148,189	149,917
Securities sold under agreements to repurchase	8,535	8,817	8,145	8,400	8,633
Cash collateral for loaned securities	4,175	4,036	4,697	4,354	4,312
Income taxes (3)	10,646	11,679	12,557	9,648	9,296
Senior short-term debt	1,415	1,779	2,358	1,380	1,383
Senior long-term debt	12,074	11,806	10,532	10,550	11,516
Junior subordinated long-term debt	5,819	5,820	6,621	6,622	6,627
Notes issued by consolidated variable interest entities	2,179	2,176	1,517	1,518	954
Other liabilities	20,060	22,192	22,396	23,030	23,135
Separate account liabilities	293,805	297,433	301,110	306,617	300,585

Total liabilities	750,439	763,998	770,614	777,625	777,502

Equity:
Accumulated other comprehensive income (2)	14,643	16,362	16,598	17,074	14,761
Other equity (2)(3)	32,308	32,249	33,942	37,162	37,069

Total Prudential Financial, Inc. equity	46,951	48,611	50,540	54,236	51,830

Noncontrolling Interest	190	196	192	275	345

Total Equity	47,141	48,807	50,732	54,511	52,175

Total liabilities and equity	797,580	812,805	821,346	832,136	829,677

(1)	Prior period amounts have been reclassified to conform to current period presentation.
(2)	Total equity for March 31, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.
(3)	Prior period amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of March 31, 2018

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	471,491	59,923	411,568	60,963	129,632	4,325	197,869	18,779
Deferred policy acquisition costs	19,649	289	19,360	10,720	309	—	8,654	(323)
Other assets	37,952	1,759	36,193	14,803	7,425	2,598	12,407	(1,040)
Separate account assets	300,585	—	300,585	176,365	84,181	40,888	3,838	(4,687)

Total assets	829,677	61,971	767,706	262,851	221,547	47,811	222,768	12,729

Liabilities:
Future policy benefits	261,144	48,631	212,513	22,725	63,256	—	121,028	5,504
Policyholders’ account balances	149,917	5,120	144,797	35,019	57,564	—	52,194	20
Debt	19,526	—	19,526	8,225	839	1,873	125	8,464
Other liabilities	46,330	9,942	36,388	6,675	5,953	2,430	17,292	4,038
Separate account liabilities	300,585	—	300,585	176,365	84,181	40,888	3,838	(4,687)

Total liabilities	777,502	63,693	713,809	249,009	211,793	45,191	194,477	13,339

Equity:
Accumulated other comprehensive income (loss) (1)	14,761	(15)	14,776	367	1,979	(75)	14,039	(1,534)
Other equity (1)	37,069	(1,715)	38,784	13,465	7,738	2,205	14,192	1,184

Total Prudential Financial, Inc. equity	51,830	(1,730)	53,560	13,832	9,717	2,130	28,231	(350)

Noncontrolling Interest	345	8	337	10	37	490	60	(260)

Total Equity	52,175	(1,722)	53,897	13,842	9,754	2,620	28,291	(610)

Total liabilities and equity	829,677	61,971	767,706	262,851	221,547	47,811	222,768	12,729

	As of December 31, 2017

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	469,871	61,291	408,580	62,322	131,957	5,143	189,454	19,704
Deferred policy acquisition costs	18,992	299	18,693	10,535	308	—	8,214	(364)
Other assets (2)	36,656	1,543	35,113	14,473	7,820	2,823	10,244	(247)
Separate account assets	306,617	—	306,617	180,321	85,120	41,978	3,735	(4,537)

Total assets	832,136	63,133	769,003	267,651	225,205	49,944	211,647	14,556

Liabilities:
Future policy benefits	257,317	48,870	208,447	24,446	64,246	—	114,515	5,240
Policyholders’ account balances	148,189	5,147	143,042	34,429	58,252	—	50,353	8
Debt	18,552	—	18,552	7,970	845	1,936	120	7,681
Other liabilities (2)	46,950	10,831	36,119	6,624	6,573	3,667	16,005	3,250
Separate account liabilities	306,617	—	306,617	180,321	85,120	41,978	3,735	(4,537)

Total liabilities	777,625	64,848	712,777	253,790	215,036	47,581	184,728	11,642

Equity:
Accumulated other comprehensive income (loss)	17,074	(1)	17,075	1,062	3,087	(102)	13,891	(863)
Other equity (2)(3)	37,162	(1,716)	38,878	12,798	7,075	2,030	12,979	3,996

Total Prudential Financial, Inc. equity	54,236	(1,717)	55,953	13,860	10,162	1,928	26,870	3,133

Noncontrolling Interest	275	2	273	1	7	435	49	(219)

Total Equity	54,511	(1,715)	56,226	13,861	10,169	2,363	26,919	2,914

Total liabilities and equity	832,136	63,133	769,003	267,651	225,205	49,944	211,647	14,556

(1)	Total equity for March 31, 2018 includes the cumulative effect of adoption of ASU 2016-01, effective January 1, 2018, which includes an increase in “Other equity” of $904 million and a decrease in Accumulated other comprehensive income of $847 million.
(2)	Prior period amounts include an increase resulting from the elimination of Gibraltar Life’s one-month reporting lag.
(3)	“Other equity” for December 31, 2017 includes estimated impacts of enactment of the Tax Act, including $1,678 million in Corporate and Other Operations related to the remeasurement of certain deferred tax assets and liabilities originally established through accumulated other comprehensive income.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of March 31, 2018				As of December 31, 2017
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	—	5,800	6,627	12,427	—	5,402	6,622	12,024
Operating Debt - Investment related	832	3,765	—	4,597	676	3,306	—	3,982
Operating Debt - Specified businesses	519	1,181	—	1,700	704	1,043	—	1,747
Limited recourse and non-recourse borrowing	32	770	—	802	—	799	—	799

Total debt	1,383	11,516	6,627	19,526	1,380	10,550	6,622	18,552

	As of March 31, 2018				As of December 31, 2017
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	11,427	941	59	12,427	11,028	940	56	12,024
Operating Debt - Investment related	4,531	66	—	4,597	3,917	65	—	3,982
Operating Debt - Specified businesses	1,198	502	—	1,700	1,239	508	—	1,747
Limited recourse and non-recourse borrowing	—	802	—	802	—	799	—	799

Total debt	17,156	2,311	59	19,526	16,184	2,312	56	18,552

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $841 million of surplus notes as of March 31, 2018 and $840 million as of December 31, 2017.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017				2018
2018	2017	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
267	255	5%	Premiums	255	271	264	253	267
1,245	1,232	1%	Policy charges and fee income	1,232	472	1,245	1,286	1,245
657	672	-2%	Net investment income	672	667	666	685	657
508	501	1%	Asset management fees, commissions and other income	501	550	540	525	508

2,677	2,660	1%	Total revenues	2,660	1,960	2,715	2,749	2,677

			Benefits and Expenses (1):
735	730	1%	Insurance and annuity benefits	730	360	642	722	735
265	263	1%	Interest credited to policyholders’ account balances	263	255	263	268	265
186	170	9%	Interest expense	170	179	183	186	186
(249)	(262)	5%	Deferral of acquisition costs	(262)	(246)	(232)	(265)	(249)
202	199	2%	Amortization of acquisition costs	199	360	187	201	202
983	974	1%	General and administrative expenses	974	997	945	998	983

2,122	2,074	2%	Total benefits and expenses	2,074	1,905	1,988	2,110	2,122

555	586	-5%	Adjusted operating income before income taxes	586	55	727	639	555

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

	Three Months Ended March 31, 2018
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	267	41	226
Policy charges and fee income	1,245	727	518
Net investment income	657	169	488
Asset management fees, commissions and other income	508	315	193

Total revenues	2,677	1,252	1,425

Benefits and Expenses (1):
Insurance and annuity benefits	735	84	651
Interest credited to policyholders’ account balances	265	78	187
Interest expense	186	18	168
Deferral of acquisition costs	(249)	(90)	(159)
Amortization of acquisition costs	202	111	91
General and administrative expenses	983	532	451

Total benefits and expenses	2,122	733	1,389

Adjusted operating income before income taxes	555	519	36

	Three Months Ended March 31, 2017
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	255	39	216
Policy charges and fee income	1,232	659	573
Net investment income	672	190	482
Asset management fees, commissions and other income	501	327	174

Total revenues	2,660	1,215	1,445

Benefits and Expenses (1):
Insurance and annuity benefits	730	88	642
Interest credited to policyholders’ account balances	263	87	176
Interest expense	170	14	156
Deferral of acquisition costs	(262)	(79)	(183)
Amortization of acquisition costs	199	128	71
General and administrative expenses	974	509	465

Total benefits and expenses	2,074	747	1,327

Adjusted operating income before income taxes	586	468	118

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
165,153	153,295	Beginning total account value	153,295	156,830	159,202	162,107	165,153
1,010	782	Sales: Highest Daily Suite - risk retained by Prudential (1)	782	688	576	817	1,010
1	14	Highest Daily Suite - externally reinsured living benefits	14	6	7	—	1
683	632	Other variable annuities (2)	632	799	735	796	683

1,694	1,428	Total sales	1,428	1,493	1,318	1,613	1,694
(2,867)	(2,326)	Surrenders and withdrawals	(2,326)	(2,382)	(2,288)	(2,721)	(2,867)

(1,173)	(898)	Net redemptions	(898)	(889)	(970)	(1,108)	(1,173)
(453)	(413)	Benefit payments	(413)	(391)	(359)	(395)	(453)

(1,626)	(1,311)	Net flows	(1,311)	(1,280)	(1,329)	(1,503)	(1,626)
(1,418)	5,751	Change in market value, interest credited, and other	5,751	4,578	5,170	5,494	(1,418)
(938)	(905)	Policy charges	(905)	(926)	(936)	(945)	(938)

161,171	156,830	Ending total account value	156,830	159,202	162,107	165,153	161,171

		Variable Annuities Account Value by Product:
118,249	115,314	Highest Daily Suite - risk retained by Prudential (1)	115,314	116,905	119,001	121,150	118,249
3,165	3,025	Highest Daily Suite - externally reinsured living benefits	3,025	3,084	3,153	3,227	3,165
39,757	38,491	Other variable annuities (2)	38,491	39,213	39,953	40,776	39,757

161,171	156,830	Ending total account value	156,830	159,202	162,107	165,153	161,171

		Fixed Annuities and other products (3):
3,473	3,488	Beginning total account value	3,488	3,489	3,492	3,493	3,473
30	12	Sales	12	14	11	5	30
(28)	(27)	Surrenders and withdrawals	(27)	(25)	(21)	(31)	(28)

2	(15)	Net sales (redemptions)	(15)	(11)	(10)	(26)	2
(84)	(84)	Benefit payments	(84)	(82)	(72)	(77)	(84)

(82)	(99)	Net flows	(99)	(93)	(82)	(103)	(82)
89	100	Interest credited and other	100	96	84	83	89
—	—	Policy charges	—	—	(1)	—	—

3,480	3,489	Ending total account value	3,489	3,492	3,493	3,473	3,480

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
525	507	Insurance Agents	507	490	418	489	525
323	236	Wirehouses	236	238	202	303	323
758	573	Independent Financial Planners	573	631	597	713	758
118	124	Bank Distribution	124	148	112	113	118

1,724	1,440	Total	1,440	1,507	1,329	1,618	1,724

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,892	Beginning balance	9,892	9,810	9,804	9,816	9,892
211	185	Premiums and deposits	185	168	130	167	211
(163)	(153)	Surrenders and withdrawals	(153)	(145)	(133)	(166)	(163)

48	32	Net sales (redemptions)	32	23	(3)	1	48
(100)	(100)	Benefit payments	(100)	(101)	(89)	(90)	(100)

(52)	(68)	Net flows	(68)	(78)	(92)	(89)	(52)
61	58	Interest credited and other	58	56	63	71	61
31	(72)	Net transfers (to) from separate account	(72)	16	42	94	31
—	—	Policy charges	—	—	(1)	—	—

9,932	9,810	Ending balance	9,810	9,804	9,816	9,892	9,932

		Account Values in Separate Account (1):
158,734	146,891	Beginning balance	146,891	150,509	152,890	155,784	158,734
1,513	1,255	Premiums and deposits	1,255	1,339	1,199	1,451	1,513
(2,732)	(2,200)	Surrenders and withdrawals	(2,200)	(2,262)	(2,176)	(2,586)	(2,732)

(1,219)	(945)	Net redemptions	(945)	(923)	(977)	(1,135)	(1,219)
(437)	(397)	Benefit payments	(397)	(372)	(342)	(382)	(437)

(1,656)	(1,342)	Net flows	(1,342)	(1,295)	(1,319)	(1,517)	(1,656)
(1,390)	5,793	Change in market value, interest credited and other	5,793	4,618	5,191	5,506	(1,390)
(31)	72	Net transfers (to) from general account	72	(16)	(42)	(94)	(31)
(938)	(905)	Policy charges	(905)	(926)	(936)	(945)	(938)

154,719	150,509	Ending balance	150,509	152,890	155,784	158,734	154,719

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2017				2018
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	3,879	3,661	3,530	3,380	3,134
Guaranteed minimum withdrawal benefits	509	494	483	477	450
Guaranteed minimum income benefits	2,761	2,755	2,772	2,791	2,690
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	123,609	125,869	128,465	131,146	128,176
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,025	3,084	3,153	3,227	3,165

Total	133,783	135,863	138,403	141,021	137,615

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	110,286	111,750	113,691	115,690	112,913
Account Values with Auto-Rebalancing Feature - externally reinsured	3,025	3,084	3,153	3,227	3,165
Account Values without Auto-Rebalancing Feature	20,472	21,029	21,559	22,104	21,537

Total	133,783	135,863	138,403	141,021	137,615

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,872	3,594	3,250	2,928	3,506
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	939	846	752	661	742

Total	4,811	4,440	4,002	3,589	4,248

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2017				2018
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	121,507	123,591	126,009	128,545	125,515
Net amount at risk	385	323	297	285	356
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,460	31,612	31,952	32,269	31,322
Net amount at risk	3,215	3,012	2,785	2,611	3,078

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	113,311	114,834	116,844	118,916	116,078
Account Values without Auto-Rebalancing Feature	39,656	40,369	41,117	41,898	40,759

Total	152,967	155,203	157,961	160,814	156,837

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,265	1,168	1,060	1,008	1,403
Net Amount at Risk without Auto-Rebalancing Feature	2,335	2,167	2,022	1,888	2,031

Total	3,600	3,335	3,082	2,896	3,434

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

U.S. INDIVIDUAL SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE

(in millions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

49	49	Term life	49	54	57	53	49
21	53	Guaranteed Universal life	53	40	31	32	21
26	21	Other Universal life	21	33	28	43	26
29	23	Variable life	23	26	26	55	29

125	146	Total	146	153	142	183	125

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

30	27	Prudential Advisors	27	29	29	33	30
95	119	Third party distribution	119	124	113	150	95

125	146	Total	146	153	142	183	125

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,861	26,041	Beginning balance	26,041	26,358	26,399	26,612	26,861
734	804	Premiums and deposits	804	832	738	831	734
(249)	(233)	Surrenders and withdrawals	(233)	(289)	(228)	(281)	(249)

485	571	Net sales	571	543	510	550	485
(145)	(182)	Benefit payments	(182)	(123)	(121)	(140)	(145)

340	389	Net flows	389	420	389	410	340
524	228	Interest credited and other	228	(85)	119	131	524
119	106	Net transfers from separate account	106	106	116	110	119
(424)	(406)	Policy charges	(406)	(400)	(411)	(402)	(424)
—	—	Acquisition	—	—	—	—	—

27,420	26,358	Ending balance	26,358	26,399	26,612	26,861	27,420

		Separate Account Liabilities:
32,085	28,455	Beginning balance	28,455	29,669	30,259	31,100	32,085
419	442	Premiums and deposits	442	343	330	491	419
(253)	(220)	Surrenders and withdrawals	(220)	(227)	(338)	(464)	(253)

166	222	Net sales (redemptions)	222	116	(8)	27	166
(55)	(46)	Benefit payments	(46)	(44)	(32)	(47)	(55)

111	176	Net flows	176	72	(40)	(20)	111
51	1,373	Change in market value, interest credited and other	1,373	851	1,227	1,347	51
(119)	(106)	Net transfers to general account	(106)	(106)	(116)	(110)	(119)
(231)	(229)	Policy charges	(229)	(227)	(230)	(232)	(231)
—	—	Acquisition	—	—	—	—	—

31,897	29,669	Ending balance	29,669	30,259	31,100	32,085	31,897

		FACE AMOUNT IN FORCE (3):

		Term life	727,736	736,348	745,849	753,804	761,014
		Guaranteed Universal life	137,801	139,663	141,031	142,546	143,449
		Other Universal life	45,704	46,328	46,888	47,516	47,842
		Variable life	162,611	162,452	162,660	163,174	162,514

		Total	1,073,851	1,084,791	1,096,429	1,107,040	1,114,820

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2017				2018
2018	2017	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,838	1,564	18%	Premiums	1,564	3,259	2,962	4,651	1,838
200	202	-1%	Policy charges and fee income	202	223	204	199	200
1,238	1,313	-6%	Net investment income	1,313	1,257	1,226	1,323	1,238
229	241	-5%	Asset management fees, commissions and other income	241	230	230	230	229

3,505	3,320	6%	Total revenues	3,320	4,969	4,622	6,403	3,505

			Benefits and Expenses (1):
2,212	1,982	12%	Insurance and annuity benefits	1,982	3,601	3,391	5,134	2,212
408	431	-5%	Interest credited to policyholders’ account balances	431	476	434	440	408
8	7	14%	Interest expense	7	8	7	9	8
(5)	(7)	29%	Deferral of acquisition costs	(7)	(9)	(9)	(11)	(5)
5	5	0%	Amortization of acquisition costs	5	6	17	12	5
505	471	7%	General and administrative expenses	471	443	473	506	505

3,133	2,889	8%	Total benefits and expenses	2,889	4,525	4,313	6,090	3,133

372	431	-14%	Adjusted operating income before income taxes	431	444	309	313	372

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

	Three Months Ended March 31, 2018
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	1,838	735	1,103
Policy charges and fee income	200	60	140
Net investment income	1,238	1,083	155
Asset management fees, commissions and other income	229	211	18

Total revenues	3,505	2,089	1,416

Benefits and Expenses (1):
Insurance and annuity benefits	2,212	1,149	1,063
Interest credited to policyholders’ account balances	408	339	69
Interest expense	8	8	—
Deferral of acquisition costs	(5)	(5)	—
Amortization of acquisition costs	5	4	1
General and administrative expenses	505	277	228

Total benefits and expenses	3,133	1,772	1,361

Adjusted operating income before income taxes	372	317	55

	Three Months Ended March 31, 2017
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	1,564	512	1,052
Policy charges and fee income	202	58	144
Net investment income	1,313	1,148	165
Asset management fees, commissions and other income	241	219	22

Total revenues	3,320	1,937	1,383

Benefits and Expenses (1):
Insurance and annuity benefits	1,982	917	1,065
Interest credited to policyholders’ account balances	431	364	67
Interest expense	7	6	1
Deferral of acquisition costs	(7)	(7)	—
Amortization of acquisition costs	5	4	1
General and administrative expenses	471	256	215

Total benefits and expenses	2,889	1,540	1,349

Adjusted operating income before income taxes	431	397	34

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

U.S. WORKPLACE SOLUTIONS - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
234,616	202,802	Beginning total account value	202,802	210,400	214,731	227,438	234,616
9,922	6,736	Deposits and sales	6,736	4,771	11,188	6,832	9,922
(8,154)	(6,690)	Withdrawals and benefits	(6,690)	(5,786)	(5,132)	(7,203)	(8,154)
(264)	7,552	Change in market value, interest credited, interest income and other activity	7,552	5,346	6,651	7,549	(264)

236,120	210,400	Ending total account value	210,400	214,731	227,438	234,616	236,120

1,768	46	Net additions (withdrawals)	46	(1,015)	6,056	(371)	1,768

		Stable value account values included above	48,737	48,829	48,834	48,667	48,692

		Institutional Investment Products:
194,492	183,376	Beginning total account value	183,376	185,115	186,610	188,399	194,492
688	4,042	Additions	4,042	2,557	4,764	10,267	688
(4,889)	(4,241)	Withdrawals and benefits	(4,241)	(4,171)	(3,552)	(5,442)	(4,889)
(214)	1,229	Change in market value, interest credited and interest income	1,229	1,673	1,341	947	(214)
1,441	709	Other (1)	709	1,436	(764)	321	1,441

191,518	185,115	Ending total account value	185,115	186,610	188,399	194,492	191,518

(4,201)	(199)	Net additions (withdrawals)	(199)	(1,614)	1,212	4,825	(4,201)

		Amounts included in ending total account value above:
66,518	70,576	Investment-only stable value wraps	70,576	69,808	69,637	69,239	66,518
41,173	32,004	Longevity reinsurance (2)	32,004	33,138	36,053	40,072	41,173
83,827	82,535	Group annuities and other products	82,535	83,664	82,709	85,181	83,827

191,518	185,115	Ending total account value	185,115	186,610	188,399	194,492	191,518

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

U.S. WORKPLACE SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
243	186	Group life	186	56	23	22	243
140	115	Group disability	115	14	12	12	140

383	301	Total	301	70	35	34	383

		Future Policy Benefits (1)(2):
		Group life	2,166	2,139	2,087	2,286	2,216
		Group disability	28	20	9	2	26

		Total	2,194	2,159	2,096	2,288	2,242

		Policyholders’ Account Balances (1):
		Group life	8,614	8,516	8,599	8,737	8,675
		Group disability	237	212	231	246	174

		Total	8,851	8,728	8,830	8,983	8,849

		Separate Account Liabilities (1):
		Group life	23,812	24,073	23,922	23,955	24,353
		Group disability	—	—	—	—	—

		Total	23,812	24,073	23,922	23,955	24,353

		Group Life Insurance:
1,046	1,038	Gross premiums, policy charges and fee income (3)	1,038	1,054	1,013	1,019	1,046
1,000	985	Earned premiums, policy charges and fee income	985	981	965	955	1,000
87.2%	92.2%	Benefits ratio (4)	92.2%	86.3%	87.0%	89.3%	87.2%
11.6%	10.8%	Administrative operating expense ratio	10.8%	10.5%	11.2%	12.5%	11.6%
		Persistency ratio	94.9%	94.6%	93.9%	93.8%	95.7%

		Group Disability Insurance:
251	233	Gross premiums, policy charges and fee income (3)	233	237	239	244	251
243	211	Earned premiums, policy charges and fee income	211	209	220	222	243
79.0%	74.3%	Benefits ratio (5)	74.3%	76.7%	78.7%	85.6%	79.0%
27.1%	29.4%	Administrative operating expense ratio	29.4%	29.0%	29.2%	29.8%	27.1%
		Persistency ratio	93.7%	93.4%	91.7%	91.4%	94.9%

		Total Group Insurance:
85.6%	89.1%	Benefits ratio (6)	89.1%	84.5%	85.5%	88.6%	85.6%
14.6%	14.2%	Administrative operating expense ratio	14.2%	13.9%	14.6%	15.8%	14.6%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 87.2%, 89.3%, 87.0%, 86.9%, and 92.2% for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 79.0%, 85.6%, 78.7%, 47.5%, and 74.3% for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 85.6%, 88.6%, 85.5%, 80.0%, and 89.1% for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

STATEMENTS OF OPERATIONS - INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2017				2018
2018	2017	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
—	—	—	Premiums	—	—	—	—	—
—	—	—	Policy charges and fee income	—	—	—	—	—
17	32	-47%	Net investment income	32	37	55	46	17
809	724	12%	Asset management fees, commissions and other income	724	750	772	939	809

826	756	9%	Total revenues	756	787	827	985	826

			Benefits and Expenses (1):
—	—	—	Insurance and annuity benefits	—	—	—	—	—
—	—	—	Interest credited to policyholders’ account balances	—	—	—	—	—
9	5	80%	Interest expense	5	7	7	8	9
(2)	(2)	0%	Deferral of acquisition costs	(2)	(1)	(2)	(1)	(2)
2	4	-50%	Amortization of acquisition costs	4	2	2	3	2
585	553	6%	General and administrative expenses	553	561	561	669	585

594	560	6%	Total benefits and expenses	560	569	568	679	594

232	196	18%	Adjusted operating income before income taxes	196	218	259	306	232

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

			Supplementary Revenue Information (in millions):
Year-to-date		%		2017				2018
2018	2017	Change		1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
633	575	10%	Asset management fees	575	592	619	631	633
73	58	26%	Other related revenues (1)	58	69	83	229	73
120	123	-2%	Service, distribution and other revenues	123	126	125	125	120

826	756	9%	Total Investment Management revenues	756	787	827	985	826

			Analysis of asset management fees by source:
296	275	8%	Institutional customers	275	279	296	297	296
217	185	17%	Retail customers	185	194	203	218	217
120	115	4%	General account	115	119	120	116	120

633	575	10%	Total asset management fees	575	592	619	631	633

Supplementary Assets Under Management Information (in billions):
	March 31, 2018
		Fixed	Real
	Equity	Income	Estate	Total
Institutional customers	61.2	385.4	43.0	489.6
Retail customers	129.8	114.8	1.6	246.2
General account	5.7	412.3	2.0	420.0

Total	196.7	912.5	46.6	1,155.8

	March 31, 2017
		Fixed	Real
	Equity	Income	Estate	Total
Institutional customers	61.1	343.8	40.3	445.2
Retail customers	117.0	98.8	1.8	217.6
General account	6.6	397.8	1.7	406.1

Total	184.7	840.4	43.8	1,068.9

(1)	Other related revenues for 4Q17 include $95 million of revenues associated with noncontrolling interests which are fully offset in general and administrative expenses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION

(in billions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
437.9	386.4	Beginning assets under management	386.4	399.1	414.6	431.0	437.9
19.4	15.9	Additions	15.9	17.2	15.9	16.2	19.4
(19.6)	(15.4)	Withdrawals	(15.4)	(10.7)	(11.2)	(16.3)	(19.6)
(0.8)	9.6	Change in market value	9.6	10.8	9.1	8.5	(0.8)
1.8	2.0	Net money market flows	2.0	(1.7)	2.6	(1.6)	1.8
(0.1)	0.6	Other	0.6	(0.1)	—	0.1	(0.1)

438.6	399.1	Ending assets under management	399.1	414.6	431.0	437.9	438.6
51.0	46.1	Affiliated institutional assets under management	46.1	46.6	47.3	51.6	51.0

489.6	445.2	Total assets managed for institutional customers at end of period	445.2	461.2	478.3	489.5	489.6

(0.2)	0.5	Net institutional additions (withdrawals), excluding money market activity	0.5	6.5	4.7	(0.1)	(0.2)

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
164.3	136.6	Beginning assets under management	136.6	144.2	150.0	157.5	164.3
14.6	13.0	Additions	13.0	10.8	11.9	14.0	14.6
(13.6)	(12.9)	Withdrawals	(12.9)	(9.6)	(10.6)	(12.5)	(13.6)
0.9	7.4	Change in market value	7.4	4.6	6.2	5.3	0.9
—	—	Net money market flows	—	—	—	—	—
—	0.1	Other	0.1	—	—	—	—

166.2	144.2	Ending assets under management	144.2	150.0	157.5	164.3	166.2
80.0	73.4	Affiliated retail assets under management	73.4	81.2	82.4	81.3	80.0

246.2	217.6	Total assets managed for retail customers at end of period	217.6	231.2	239.9	245.6	246.2

1.0	0.1	Net retail additions, excluding money market activity	0.1	1.2	1.3	1.5	1.0

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,130	4,871	Beginning balance	4,871	4,865	5,312	5,089	5,130
90	79	Capitalization	79	80	71	84	90
(111)	(128)	Amortization - operating results	(128)	(102)	(116)	(118)	(111)
(62)	50	Amortization - realized investment gains and losses	50	505	(173)	82	(62)
36	(7)	Impact of unrealized (gains) or losses on AFS securities	(7)	(36)	(5)	(7)	36
—	—	Other	—	—	—	—	—

5,083	4,865	Ending balance	4,865	5,312	5,089	5,130	5,083

		INDIVIDUAL LIFE INSURANCE:
5,405	5,278	Beginning balance	5,278	5,393	5,330	5,355	5,405
159	183	Capitalization	183	166	161	181	159
(91)	(71)	Amortization - operating results	(71)	(258)	(71)	(83)	(91)
9	2	Amortization - realized investment gains and losses	2	105	(2)	(4)	9
155	1	Impact of unrealized (gains) or losses on AFS securities	1	(76)	(63)	(44)	155

5,637	5,393	Ending balance	5,393	5,330	5,355	5,405	5,637

		GROUP INSURANCE:
162	176	Beginning balance	176	175	173	163	162
—	—	Capitalization	—	—	—	—	—
(1)	(1)	Amortization - operating results	(1)	(2)	(10)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

161	175	Ending balance	175	173	163	162	161

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,125	1,082	Beginning balance	1,082	1,064	1,211	1,133	1,125
1	—	Capitalization	—	1	1	—	1
(31)	(41)	Amortization - operating results	(41)	(30)	(34)	(36)	(31)
(20)	25	Amortization - realized investment gains and losses	25	184	(43)	29	(20)
8	(2)	Impact of unrealized (gains) or losses on AFS securities	(2)	(8)	(2)	(1)	8
—	—	Other	—	—	—	—	—

1,083	1,064	Ending balance	1,064	1,211	1,133	1,125	1,083

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2017				2018
2018	2017	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
4,541	3,962	15%	Premiums	3,962	4,032	3,891	3,822	4,541
143	134	7%	Policy charges and fee income	134	112	128	129	143
1,301	1,205	8%	Net investment income	1,205	1,260	1,278	1,284	1,301
55	108	-49%	Asset management fees, commissions and other income	108	79	79	57	55

6,040	5,409	12%	Total revenues	5,409	5,483	5,376	5,292	6,040

			Benefits and Expenses (1):
3,915	3,433	14%	Insurance and annuity benefits	3,433	3,422	3,342	3,291	3,915
238	226	5%	Interest credited to policyholders’ account balances	226	222	230	221	238
4	3	33%	Interest expense	3	3	4	3	4
(475)	(465)	-2%	Deferral of acquisition costs	(465)	(507)	(417)	(418)	(475)
331	285	16%	Amortization of acquisition costs	285	304	275	274	331
1,171	1,128	4%	General and administrative expenses	1,128	1,216	1,143	1,144	1,171

5,184	4,610	12%	Total benefits and expenses	4,610	4,660	4,577	4,515	5,184

856	799	7%	Adjusted operating income before income taxes	799	823	799	777	856

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2018
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	4,541	2,372	2,169
Policy charges and fee income	143	106	37
Net investment income	1,301	562	739
Asset management fees, commissions and other income	55	38	17

Total revenues	6,040	3,078	2,962

Benefits and Expenses (1):
Insurance and annuity benefits	3,915	2,105	1,810
Interest credited to policyholders’ account balances	238	71	167
Interest expense	4	2	2
Deferral of acquisition costs	(475)	(251)	(224)
Amortization of acquisition costs	331	173	158
General and administrative expenses	1,171	562	609

Total benefits and expenses	5,184	2,662	2,522

Adjusted operating income before income taxes	856	416	440

	Three Months Ended March 31, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,962	2,116	1,846
Policy charges and fee income	134	96	38
Net investment income	1,205	509	696
Asset management fees, commissions and other income	108	57	51

Total revenues	5,409	2,778	2,631

Benefits and Expenses (1):
Insurance and annuity benefits	3,433	1,866	1,567
Interest credited to policyholders’ account balances	226	62	164
Interest expense	3	2	1
Deferral of acquisition costs	(465)	(265)	(200)
Amortization of acquisition costs	285	148	137
General and administrative expenses	1,128	557	571

Total benefits and expenses	4,610	2,370	2,240

Adjusted operating income before income taxes	799	408	391

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2017				2018
2018	2017		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,880	1,691	Japan, excluding Gibraltar Life	1,691	1,467	1,459	1,439	1,880
2,206	1,884	Gibraltar Life	1,884	2,134	1,989	1,893	2,206
598	521	All other countries	521	543	571	619	598

4,684	4,096	Total	4,096	4,144	4,019	3,951	4,684

		Annualized new business premiums:
234	336	Japan, excluding Gibraltar Life (3)	336	251	162	164	234
407	427	Gibraltar Life (2)	427	413	403	352	407
117	128	All other countries (3)	128	106	115	129	117

758	891	Total (2)(3)	891	770	680	645	758

		Annualized new business premiums by distribution channel:
351	464	Life Planner Operations (3)	464	357	277	293	351
196	186	Gibraltar Life Consultants (2)	186	210	178	167	196
158	168	Banks (2)	168	133	178	136	158
53	73	Independent Agency (2)	73	70	47	49	53

758	891	Total (2)(3)	891	770	680	645	758

		Constant exchange rate basis (4): Net premiums, policy charges and fee income:
1,842	1,719	Japan, excluding Gibraltar Life	1,719	1,466	1,458	1,456	1,842
2,168	1,922	Gibraltar Life	1,922	2,144	1,988	1,903	2,168
562	509	All other countries	509	528	547	594	562

4,572	4,150	Total	4,150	4,138	3,993	3,953	4,572

		Annualized new business premiums:
232	341	Japan, excluding Gibraltar Life	341	251	162	165	232
405	430	Gibraltar Life (2)	430	413	403	353	405
108	123	All other countries	123	102	108	121	108

745	894	Total (2)	894	766	673	639	745

		Annualized new business premiums by distribution channel:
340	464	Life Planner Operations	464	353	270	286	340
195	188	Gibraltar Life Consultants (2)	188	210	178	167	195
158	168	Banks (2)	168	133	178	136	158
52	74	Independent Agency (2)	74	70	47	50	52

745	894	Total (2)	894	766	673	639	745

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Prior period sales amounts have been revised from the elimination of Gibraltar Life’s one-month reporting lag.
(3)	The amounts for the first quarter of 2017 have been revised to correct the previously reported amounts.
(4)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2017				2018
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	329	334	337	339	343
Gibraltar Life	332	335	338	340	341
All other countries	124	126	127	130	132

Total	785	795	802	809	816

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,581	3,632	3,674	3,714	3,773
Gibraltar Life	7,191	7,207	7,222	7,220	7,219
All other countries	2,105	2,122	2,146	2,169	2,134

Total	12,877	12,961	13,042	13,103	13,126

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	93.0%	92.9%	92.9%	92.9%
25 months	86.3%	86.5%	86.1%	86.2%	86.6%

Gibraltar Life (3):
13 months	93.3%	93.4%	93.4%	93.4%	93.5%
25 months	86.7%	86.9%	87.2%	87.2%	87.2%

Number of Life Planners at end of period:
Japan	3,932	3,861	3,951	3,941	4,076
All other countries	3,887	3,874	3,880	3,890	3,695

Total Life Planners	7,819	7,735	7,831	7,831	7,771

Gibraltar Life Consultants	8,752	8,509	8,327	8,326	8,137

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 111 per U.S. dollar and Korean won 1,150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2018				December 31, 2017
	Total	Closed Block	PFI Excluding Closed Block Division		Total	Closed Block	PFI Excluding Closed Block Division
	Portfolio	Division	Amount	% of Total	Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	288,732	26,521	262,211	64.6%	287,878	27,448	260,430	64.7%
Public, held-to-maturity, at amortized cost	1,822	—	1,822	0.4%	1,747	—	1,747	0.4%
Private, available-for-sale, at fair value	58,217	13,546	44,671	11.0%	58,293	13,814	44,479	11.1%
Private, held-to-maturity, at amortized cost	298	—	298	0.1%	302	—	302	0.1%
Fixed maturities, trading, at fair value (1)	1,713	205	1,508	0.4%	1,789	200	1,589	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	21,637	—	21,637	5.3%	22,097	—	22,097	5.5%
Equity securities, at fair value (1)	6,713	2,309	4,404	1.1%	6,755	2,479	4,276	1.1%
Commercial mortgage and other loans, at book value	57,760	9,027	48,733	12.0%	55,411	9,017	46,394	11.5%
Policy loans, at outstanding balance	12,036	4,495	7,541	1.9%	11,891	4,543	7,348	1.8%
Other invested assets (1)(2)	11,225	3,407	7,818	1.9%	10,669	3,159	7,510	1.9%
Short-term investments	5,721	413	5,308	1.3%	6,734	631	6,103	1.5%

Subtotal (3)	465,874	59,923	405,951	100.0%	463,566	61,291	402,275	100.0%

Invested assets of other entities and operations (4)	5,617	—	5,617		6,305	—	6,305

Total investments	471,491	59,923	411,568		469,871	61,291	408,580

Fixed Maturities by Credit Quality (3)(5):

	March 31, 2018					December 31, 2017
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	201,246	25,176	1,887	224,535	84.9%	195,968	26,830	872	221,926	84.4%
2	27,258	2,113	419	28,952	10.9%	26,795	3,040	142	29,693	11.3%

Subtotal -High or Highest Quality Securities	228,504	27,289	2,306	253,487	95.8%	222,763	29,870	1,014	251,619	95.7%

3	5,809	324	164	5,969	2.3%	5,541	442	44	5,939	2.3%
4	3,591	372	125	3,838	1.5%	3,457	467	77	3,847	1.5%
5	791	153	36	908	0.3%	781	179	32	928	0.4%
6	197	9	4	202	0.1%	196	10	3	203	0.1%

Subtotal - Other Securities	10,388	858	329	10,917	4.2%	9,975	1,098	156	10,917	4.3%

Total	238,892	28,147	2,635	264,404	100.0%	232,738	30,968	1,170	262,536	100.0%

Private Fixed Maturities:

NAIC Rating (6)
1	11,680	551	130	12,101	26.9%	11,823	720	53	12,490	27.9%
2	25,132	1,292	367	26,057	57.9%	23,956	1,520	193	25,283	56.5%

Subtotal -High or Highest Quality Securities	36,812	1,843	497	38,158	84.8%	35,779	2,240	246	37,773	84.4%

3	4,884	176	57	5,003	11.1%	4,660	228	35	4,853	10.8%
4	1,103	22	26	1,099	2.4%	1,224	34	28	1,230	2.7%
5	683	37	21	699	1.6%	885	46	25	906	2.0%
6	29	4	3	30	0.1%	40	4	3	41	0.1%

Subtotal - Other Securities	6,699	239	107	6,831	15.2%	6,809	312	91	7,030	15.6%

Total	43,511	2,082	604	44,989	100.0%	42,588	2,552	337	44,803	100.0%

(1)	Prior period amounts have been reclassified to conform to current period presentation.
(2)	Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3)	Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(4)	Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5)	Excludes fixed maturity securities classified as trading.
(6)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2018 and December 31, 2017, 765 securities with amortized cost of $4,436 million (fair value $4,471 million) and 982 securities with amortized cost of $6,022 million (fair value $6,217 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	March 31, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	133,161	75.7%	128,332	76.0%
Public, held-to-maturity, at amortized cost	1,822	1.0%	1,747	1.0%
Private, available-for-sale, at fair value	14,748	8.4%	14,538	8.6%
Private, held-to-maturity, at amortized cost	298	0.2%	302	0.2%
Fixed maturities, trading, at fair value (3)	255	0.2%	257	0.1%
Assets supporting experience-rated contractholder liabilities, at fair value	2,641	1.5%	2,586	1.5%
Equity securities, at fair value (3)	2,194	1.3%	2,151	1.3%
Commercial mortgage and other loans, at book value	15,661	8.9%	14,268	8.5%
Policy loans, at outstanding balance	2,693	1.5%	2,545	1.5%
Other invested assets (3)(4)	1,995	1.1%	2,021	1.2%
Short-term investments	351	0.2%	244	0.1%

Total	175,819	100.0%	168,991	100.0%

	March 31, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	129,050	56.1%	132,098	56.6%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	29,923	13.0%	29,941	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value (3)	1,253	0.5%	1,332	0.6%
Assets supporting experience-rated contractholder liabilities, at fair value	18,996	8.3%	19,511	8.3%
Equity securities, at fair value (3)	2,210	0.9%	2,125	0.9%
Commercial mortgage and other loans, at book value	33,072	14.4%	32,126	13.8%
Policy loans, at outstanding balance	4,848	2.1%	4,803	2.1%
Other invested assets (3)(4)	5,823	2.5%	5,489	2.4%
Short-term investments	4,957	2.2%	5,859	2.5%

Total	230,132	100.0%	233,284	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Prior period amounts have been reclassified to conform to current period presentation.
(4)	Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INVESTMENT RESULTS (1)

(in millions)

	Three Months Ended March 31
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.82%	2,625	50	3.84%	2,457	133
Equity securities	1.67%	18	—	3.69%	72	26
Commercial mortgage and other loans	3.94%	412	—	3.97%	375	—
Policy loans	4.74%	88	—	4.79%	86	—
Short-term investments and cash equivalents	1.64%	61	(1)	1.18%	35	—
Other investments (3)	3.47%	81	358	11.22%	233	5

Gross investment income before investment expenses	3.74%	3,285	407	3.98%	3,258	164
Investment expenses	-0.14%	(139)	—	-0.14%	(113)	—

Subtotal	3.60%	3,146	407	3.84%	3,145	164

Investment results of other entities and operations (4)		259	20		271	(10)
Less, investment income related to adjusted operating income reconciling items		(68)	—		(62)	—

Total		3,337	427		3,354	154

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments”.
(4)	Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and our investment management and derivative operations.
(5)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2018			2017
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.93%	923	89	3.02%	876	190
Equity securities	1.56%	8	—	1.99%	15	13
Commercial mortgage and other loans	3.84%	143	—	3.91%	117	1
Policy loans	3.80%	25	—	3.86%	23	—
Short-term investments and cash equivalents	1.47%	7	—	1.24%	3	—
Other investments (2) (3)	4.60%	27	93	9.35%	34	69

Gross investment income before investment expenses	3.03%	1,133	182	3.16%	1,068	273
Investment expenses	-0.12%	(53)	—	-0.12%	(43)	—

Total	2.91%	1,080	182	3.04%	1,025	273

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields have been revised to conform with current period presentation.
(2)	Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments”.
(3)	Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Three Months Ended March 31
	2018			2017
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.56%	1,702	(39)	4.51%	1,581	(57)
Equity securities	1.78%	10	—	4.73%	57	13
Commercial mortgage and other loans	4.00%	269	—	3.99%	258	(1)
Policy loans	5.26%	63	—	5.26%	63	—
Short-term investments and cash equivalents	1.66%	54	(1)	1.18%	32	—
Other investments (3)	3.10%	54	265	11.62%	199	(64)

Gross investment income before investment expenses	4.26%	2,152	225	4.56%	2,190	(109)
Investment expenses	-0.15%	(86)	—	-0.16%	(70)	—

Total	4.11%	2,066	225	4.40%	2,120	(109)

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in “Other investments”.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	First Quarter 2018					First Quarter 2017
	Asset					Asset
	Management		Interest			Management
	Fees,	Insurance	Credited to	Amortization	Pre-Tax	Fees,	Insurance	Amortization	Pre-Tax
	Commissions	and	Policyholders’	of	Adjusted	Commissions	and	of	Adjusted
	and Other	Annuity	Account	Acquisition	Operating	and Other	Annuity	Acquisition	Operating
	Income	Benefits	Balances	Costs	Income	Income	Benefits	Costs	Income
Individual Annuities:
Market performance and experience true-ups	(7)	(9)	(3)	(11)	16	7	(8)	(4)	19
Total of above items	(7)	(9)	(3)	(11)	16	7	(8)	(4)	19
Reported amount	315	84	78	111		327	88	128
Amount excluding impact of items indicated above	322	93	81	122		320	96	132

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended March 31, 2018								Three Months Ended March 31, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	6,638	—	—	—	551	122	—	7,311	5,774	—	—	—	604	103	—	6,481
Policy charges and fee income	1,575	(71)	—	—	—	—	—	1,504	1,555	(22)	—	—	—	—	—	1,533
Net investment income	3,337	(10)	—	—	593	78	—	3,998	3,354	(8)	—	—	645	70	—	4,061
Realized investment gains (losses), net	63	433	—	—	(2)	(69)	—	425	122	27	—	—	273	5	—	427
Asset management fees, commissions and other income	1,262	(336)	(403)	—	21	1	(26)	519	1,202	(85)	44	—	35	3	(31)	1,168

Total revenues	12,875	16	(403)	—	1,163	132	(26)	13,757	12,007	(88)	44	—	1,557	181	(31)	13,670

Benefits and Expenses:

Insurance and annuity benefits	6,853	(62)	—	—	1,035	177	—	8,003	6,146	(39)	—	—	1,380	153	—	7,640
Interest credited to policyholders’ account balances	911	25	—	(418)	33	(1)	—	550	920	(25)	—	12	33	—	—	940
Interest expense	340	—	—	—	—	1	—	341	322	—	—	—	1	1	—	324
Deferral of acquisition costs	(718)	—	—	—	—	(1)	—	(719)	(724)	—	—	—	—	—	—	(724)
Amortization of acquisition costs	530	47	—	—	10	1	—	588	481	(53)	—	—	11	—	—	439
General and administrative expenses	3,238	(58)	—	—	94	27	—	3,301	3,202	(9)	—	—	98	21	(3)	3,309

Total benefits and expenses	11,154	(48)	—	(418)	1,172	204	—	12,064	10,347	(126)	—	12	1,523	175	(3)	11,928

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended June 30, 2017								Three Months Ended September 30, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	7,557	—	—	—	670	99	—	8,326	7,111	—	—	—	578	106	—	7,795
Policy charges and fee income	794	(69)	—	—	—	—	—	725	1,565	(63)	—	—	—	—	—	1,502
Net investment income	3,335	(9)	—	—	672	91	—	4,089	3,345	(9)	—	—	666	74	—	4,076
Realized investment gains (losses), net	161	(1,372)	—	—	82	37	—	(1,092)	121	1,377	—	—	107	3	—	1,608
Asset management fees, commissions and other income	1,181	4	201	—	25	1	(19)	1,393	1,219	27	85	—	25	2	(26)	1,332

Total revenues	13,028	(1,446)	201	—	1,449	228	(19)	13,441	13,361	1,332	85	—	1,376	185	(26)	16,313

Benefits and Expenses:

Insurance and annuity benefits	7,386	(69)	—	—	1,328	174	—	8,819	7,376	(46)	—	—	1,207	156	—	8,693
Interest credited to policyholders’ account balances	953	(184)	—	145	33	—	—	947	927	43	—	31	34	—	—	1,035
Interest expense	326	—	—	—	—	1	—	327	330	—	—	—	—	—	—	330
Deferral of acquisition costs	(755)	—	—	—	—	—	—	(755)	(653)	—	—	—	—	—	—	(653)
Amortization of acquisition costs	662	(586)	—	—	8	—	—	84	470	165	—	—	8	—	—	643
General and administrative expenses	3,228	72	—	—	98	18	(5)	3,411	3,127	6	—	—	94	19	(2)	3,244

Total benefits and expenses	11,800	(767)	—	145	1,467	193	(5)	12,833	11,577	168	—	31	1,343	175	(2)	13,292

	Three Months Ended December 31, 2017
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	8,720	—	—	—	674	95	—	9,489
Policy charges and fee income	1,604	(61)	—	—	—	—	—	1,543
Net investment income	3,465	(12)	—	—	670	86	—	4,209
Realized investment gains (losses), net	82	(663)	—	—	72	(2)	—	(511)
Asset management fees, commissions and other income	1,379	121	6	—	28	2	(1)	1,535

Total revenues	15,250	(615)	6	—	1,444	181	(1)	16,265

Benefits and Expenses:

Insurance and annuity benefits	9,163	85	—	—	1,311	174	—	10,733
Interest credited to policyholders’ account balances	929	(25)	—	(37)	33	—	—	900
Interest expense	344	—	—	—	—	2	—	346
Deferral of acquisition costs	(686)	—	—	—	—	—	—	(686)
Amortization of acquisition costs	480	(76)	—	—	10	—	—	414
General and administrative expenses	3,448	(18)	—	—	94	18	(100)	3,442

Total benefits and expenses	13,678	(34)	—	(37)	1,448	194	(100)	15,149

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding accumulated other comprehensive income (loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate and certain deferred taxes is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP as well as remeasurement of deferred tax assets and liabilities, for the fourth quarter of 2017 only, originally established through AOCI, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement and certain deferred taxes is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Book value per share of Common Stock - including AOCI: As of the first, second and third quarters of 2017, book value including AOCI per share of common stock includes a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes (“ESNs”) when book value per share of common stock is greater than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, to calculate book value including AOCI per share of common stock as of December 31, 2017 and March 31, 2018, equity is increased by $500 million and diluted shares include 5.88 million shares.

Book value per share of Common Stock - excluding AOCI, and excluding AOCI and remeasurement of foreign currency and certain deferred taxes: The ESNs are subject to customary antidilution adjustments and the exchange rate is accordingly revalued in the fourth quarter of each year. As of first, second and third quarters of 2017, the conversion of ESNs is antidilutive as book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock is less than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, for the fourth quarter of 2017 and the first quarter of 2018, to calculate book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock equity is increased by $500 million and diluted shares include 5.88 million shares.

Diluted shares as of the first, second and third quarters of 2017 do not include shares related to ESNs due to the antidilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is less than $86.92. Diluted shares as of December 31, 2017 and March 31, 2018 include 5.88 million shares due to the dilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is greater than $85.00.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the investment management business.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance Advisors in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Advisors:

Captive financial professionals and field managers in our insurance operations in the United States.

28. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2018

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 2, 2018

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of May 2, 2018

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.